                                                                 EXHIBIT 10.39.1

                    AMENDMENT TO LOAN AND SECURITY AGREEMENT

         Startec Global Communications Corporation, a Delaware corporation (the "Borrower"), and NTFC Capital Corporation, a Delaware corporation (the "Lender") enter into this Amendment to Loan and Security Agreement (this "Amendment") as of the 30th day of June, 2000.

                              W I T N E S S E T H :
                              --------------------

         Whereas, Startec Global Communications Corporation, a Maryland corporation ("Startec Maryland"), and Lender entered into that certain Loan and Security Agreement dated as of December 31, 1998 (the "Loan Agreement"); and

         Whereas, Startec Maryland merged with Borrower, with Borrower as the surviving corporation; and

         Whereas, Borrower transferred all, or substantially all, of its assets to Startec Global Operating Company, a Delaware corporation ("Guarantor"); and

         Whereas, as a condition to Lender's consent to the merger of Startec Maryland into Borrower and the transfer of all, or substantially all, of Startec Maryland's assets to Guarantor, (a) Borrower subsequently assumed and agreed to perform all the obligations of Startec Maryland as set forth in the Loan Agreement pursuant to that certain Assumption Agreement dated March 26, 1999 by Borrower for the benefit of the Lender and (b) Guarantor guaranteed the obligations of Borrower under the Loan Agreement pursuant to that certain Guaranty dated March 26, 1999 by Guarantor in favor of Lender; and

         Whereas, the Borrower and the Lender wish to amend the Loan Agreement to increase the amount of credit available under the Loan Agreement and to make certain additional modifications to the Loan Agreement.

         Now, therefore, in consideration of the foregoing, the mutual covenants and agreements contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which each party hereby acknowledges, the parties agree as follows:

                     ARTICLE 1: AMENDMENTS TO LOAN AGREEMENT

         1.01. COMMITMENT. The parties hereby amend Schedule 2.01 to the Loan Agreement to increase the maximum principal amount of the Loan to $50,000,000 and to extend the date for drawing down until on or before December 31, 2000. In addition, The parties hereby amend Section 2.01 of the Loan Agreement to read, in its entirety, as follows:

                  2.01. COMMITMENT. Subject to the terms and conditions provided in this Agreement and as long as no Default has occurred and is continuing under this Agreement, the Lender shall lend to the Borrower from time to time before the Financing Termination Date, an aggregate principal amount not to exceed the amount set forth on SCHEDULE 2.01 to this Agreement as the maximum amount (the

         "COMMITMENT"). The Lender and the Borrower acknowledge and agree that the outstanding principal balance of the Loan as of June 30, 2000 (the "Tranche 1 Amount),is $27,933,435. The remaining aggregate principal amount available under the Commitment, therefore, shall equal a maximum of $22,000,000 (the "Tranche 2 Amount"). The Borrower may use all of the available funds under the Tranche 2 Amount for general corporate purposes, including working capital (the "General Corporate Advances"), as well as for the purchase of Nortel Equipment and/or Vendor Equipment.

         1.02. EXISTING LOAN BALANCE. The Lender and the Borrower acknowledge and agree that the outstanding principal balance of the Loan as of June 30, 2000 is $27,933,435.

         1.03 FINANCING TERMINATION DATE. The parties hereby amend Schedule 2.02 to the Loan Agreement to extend the Financing Termination Date to December 31, 2000.

         1.04. INTEREST RATE. The parties hereby amend the definition of "Interest Rate" as set forth on Schedule 2.02 to the Loan Agreement to read, in its entirety, as follows:

                  "INTEREST RATE": For each Advance comprising all or part of the Tranche 1 Amount, a fixed rate equal to the average yield to maturity on matching term Treasury Notes as reported in the Federal Reserve Statistical Release H.15(519) (the "Release") in effect three Business Days prior to the applicable Borrowing Date(s) plus the Rate Adjustment (as described in the Note). For each Advance comprising all or part of the Tranche 2 Amount, a fixed rate equal to the average yield to maturity on five-year Treasury Notes as reported in the Release in effect three Business Days prior to the applicable Borrowing Date(s) plus 4.50 percentage points. Interest shall accrue monthly based on a 365-day year.

         1.05. MATURITY DATE. The parties hereby amend the definition of "Maturity Date" as set forth on Schedule 2.02 to the Loan Agreement to read, in its entirety, as follows:

                  "MATURITY DATE": For each Advance comprising all or part of the Tranche 1 Amount, the 60th Payment Date (January 2, 2004) upon which date all then outstanding principal, interest, premium, expenses, fees, penalties and other amounts relating to the Tranche 1 Amount shall become due and payable. For each Advance comprising all or part of the Tranche 2 Amount, the 60th Payment Date after the date of the initial Advance comprising all or part of the Trance 2 Amount, upon which date all then outstanding principal, interest, premium, expenses, fees, penalties and other amounts relating to the Tranche 2 Amount shall become due and payable.

         1.06. MANDATORY PREPAYMENTS. In addition to the Mandatory Prepayments currently required by the Loan Agreement, all General Corporate Advances in excess of 40% of the aggregate Advances shall become immediately due and payable from the proceeds of the sale of any equity securities, excluding the sale of any equity securities relating to exercise of any existing stock options or warrants, and/or Subordinated Indebtedness of the Borrower, if the net proceeds to the Borrower from the sale exceed $50 million.

         1.07. ADDITIONAL COLLATERAL. As additional Collateral for the Loan, the Borrower shall have its subsidiary, Startec Global Operating Company (the "Operating Company"), grant a security interest to the Lender in all of the assets of the Operating Company as additional Collateral securing the Operating Company's obligations under that certain Guaranty Agreement, dated as of March 26, 1999. In addition, the Borrower shall grant a security interest to the Lender in all of the capital stock of the Operating Company now held or later acquired by the Borrower as additional Collateral securing the Obligation of the Borrower under the Loan Agreement.

         1.08. ADDITIONAL GUARANTEES AND COLLATERAL. The Borrower represents and warrants that the accounts receivable of the Operating Company currently exceed 85% of the consolidated accounts receivable of the Borrower. In addition to the provisions of Section 3.09 of the Loan Agreement, the Borrower shall provide additional guarantees and pledges of assets by its other Subsidiaries sufficient to result in the Lender having a security interest in at least 85% of the Borrower's consolidated accounts receivable as of the end of each fiscal quarter of the Borrower.

         1.09. REGULATORY AUTHORIZATIONS. The parties hereby amend and replace
Schedule 4.05 to the Loan Agreement with the schedule attached as Exhibit A to this Amendment.

         1.10. RESTRICTIONS ON LOANS. The parties hereby amend and replace
Schedule 4.07 to the Loan Agreement with the schedule attached as Exhibit B to this Amendment.

         1.11. FINANCIAL STATEMENTS. The parties hereby amend and replace
Schedule 4.08 to the Loan Agreement with the schedule attached as Exhibit C to this Amendment.

         1.12. ASSUMED NAMES. The parties hereby amend and replace Schedule 4.27 to the Loan Agreement with the schedule attached as Exhibit D to this Amendment.

         1.13 SUBSIDIARIES OF BORROWERS. The Borrower hereby amends and replaces
Schedule 4.30 to the Loan Agreement with the schedule attached hereto as Exhibit E to this Amendment.

         1.14. FINANCIAL COVENANTS. The parties hereby amend and replace
Schedule 7.14 to the Loan Agreement with the form of schedule attached as Exhibit F to this Amendment.

         1.15. EQUIPMENT LOCATED IN FRANCE. With regard to any additional Equipment financed or refinanced by the Loan which the Borrower intends to locate in France, the Borrower or its applicable Subsidiary shall pledge the Equipment in accordance with the regulations of the law no. 51-59 dated 18 January 1951; provided, further, that the Borrower or its applicable Subsidiary shall serve as the direct purchaser and the real user of the Equipment, the Borrower or its applicable Subsidiary shall execute the appropriate pledge documentation within two months after the first delivery of any of the Equipment in France, and the Borrower or its applicable Subsidiary shall register the pledge with the relevant Tribunal de Commerce within 15 days after the execution of the pledge documents.

                             ARTICLE 2: AFFIRMATIONS

         The Borrower hereby represents and warrants that (a) on the date of this Amendment no Default or Event of Default has occurred and is continuing or exists or will occur or exist after giving effect to this Amendment; (b) the execution and terms of this Amendment have been duly authorized by all necessary and appropriate corporate action; and (c) the representations and warranties contained in Article 4 of the Loan Agreement, as amended by this Amendment, remain true and correct on and as of the date of this Amendment as though made on and as of the date of this Amendment, except as follows:

         2.01. The first sentence of Section 4.01 should read, "The Borrower is duly organized, validly existing, and in good standing as a corporation under the laws of Delaware.

         2.02. The word "Borrower" in Sections 4.05, 4.13 and 4.36 should change to read "the Borrower or one or more Subsidiaries of the Borrower."

         2.03. The representation made in Section 4.14 remains true as of the date of the Certificate of Financial Condition referred to in Section 4.14.

         2.04. The Borrower's federal taxpayer identification number set forth on Schedule 1 should change to 52-2099559.

                              ARTICLE 3: CONDITIONS

         3.01. The effectiveness of this Amendment shall depend on the fulfillment of all of the following conditions precedent:

                  (a) The Lender shall have received a Certificate of Financial Condition of the Borrower executed by one of its officers dated as the date of this Amendment.

                  (b) The Lender shall have received a fully-executed Amended and Restated Promissory Note in the amount of $50,000,000 substantially in the form of Exhibit G to this Amendment. The Lender promptly shall return the original executed Promissory Note to the Borrower with a signed notation marked on it as being amended and replaced by the Amended and Restated Promissory Note.

                  (c) The Lender shall have received a fully-executed Supplemental Security Agreement from the Operating Company in the form of Exhibit H to this Amendment.

                  (d) The Lender shall have received a fully-executed Pledge Agreement from the Borrower in the form of Exhibit I to this Amendment.

                  (e) The Lender shall have received a Consent and Agreement to Amendment by all of the Borrower's Subsidiaries that have guaranteed the Loan in the form of Exhibit J to this Amendment.

                  (f) The Lender shall have received an officer's certificate evidencing all actions taken by the Borrower and the Operating Company to authorize the execution, delivery and performance of the Borrower of this Amendment, the Amended and Restated Promissory Note, and the Supplemental Security Agreement, and the Pledge Agreement.

                  (g) The Lender shall have received a written opinion of counsel relating to the Borrower and the Operating Company substantially in the form of Exhibit K to this Amendment.

                            ARTICLE 4: MISCELLANEOUS

         4.01. Except as amended as provided above, the Loan Agreement shall remain in full force and effect. The Borrower and the Lender hereby ratify the Loan Agreement, as amended by this Amendment.

         4.02. Except to the extent otherwise provided in the Loan Agreement, the laws of New York shall govern this Amendment and its construction.

         4.03. Unless otherwise specifically defined in this Amendment, all capitalized terms used in this Amendment shall have the meanings assigned to them in the Loan Agreement.

         IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

                                     Startec Global Communications Corporation

                                     By: /s/ PRABHAV V. MANIYAR
                                         ---------------------------------
                                         CFO

                                     NTFC Capital Corporation

                                     By: /s/ LI-BIN WANG
                                         ---------------------------------

                                                                SCHEDULE 7.14 TO
                                                     LOAN AND SECURITY AGREEMENT

                               FINANCIAL COVENANTS

         (a) TOTAL SECURED DEBT TO TOTAL CAPITALIZATION. At the time of each Advance and at the end of each fiscal quarter, the Borrower shall maintain a ratio of Total Secured Debt to Total Capitalization of not more than .50 to
1.00. For the purposes of that ratio, the following definitions shall apply:

                  (i) "TOTAL CAPITALIZATION": All equity as shown on the balance sheet of the Borrower plus all funded Indebtedness of the Borrower.

                  (ii) "TOTAL SECURED DEBT": Indebtedness of the Borrower secured by a Lien on the assets of the Borrower, excluding Indebtedness secured by accounts receivable.

         (b) CASH FLOW COVERAGE RATIO. The Borrower shall maintain a minimum Cash Flow Coverage Ratio (measured at the end of each fiscal quarter for the past four fiscal quarters) of at least 1.25, beginning at the end of the second fiscal quarter of fiscal year 2002. For the purposes of that ratio, the following definitions shall apply:

                  (i) "CASH FLOW COVERAGE RATIO": At the end of any fiscal period, the ratio of the Borrower's Cash Flow (as defined in the Agreement) plus interest income for the fiscal period to the Borrower's Debt Service for the fiscal period.

                  (ii) "DEBT SERVICE": For any fiscal period of Borrower, the sum of all principal and interest payments that Borrower is required to make during the period on account of all of its Indebtedness, including (without limitation) (a) amounts due during the period on account of capitalized leases; (b) the then current portion of any long-term Indebtedness, including any Subordinated Indebtedness; (c) amounts due on short-term Indebtedness; and (d) amounts due under this Agreement and the Note.

         (c) MINIMUM REVENUES. The Borrower shall maintain "Minimum Revenues" in an amount equal to or greater than the quarterly amounts set forth below.

                  QUARTER ENDED                               AMOUNT
                  -------------                               ------
                  March 31, 2000                         $   59,534,000
                  June 30, 2000                              71,441,000
                  September 30, 2000                         77,394,000
                  December 31, 2000                          89,301,000
                  March 31, 2001                             71,739,000
                  June 30, 2001                              86,087,000
                  September 30, 2001                         93,261,000
                  December 31, 2001                         107,609,000
                  March 31, 2002                             90,133,999
                  June 30, 2002                             108,159,000
                  September 30, 2002                        117,173,000
                  December 31, 2002                         135,199,000


                  QUARTER ENDED                               AMOUNT
                  -------------                               ------
                  March 31, 2003                            102,751,000
                  June 30, 2003                             123,302,000
                  September 30, 2003                        133,577,000
                  December 31, 2003                         154,127,000
                  March 31, 2004                            117,137,000
                  June 30, 2004                             140,564,000
                  September 30, 2004                        152,278,000
                  December 31, 2004                         175,705,000


         The phrase "Minimum Revenues" shall mean the Borrower's total consolidated revenues for the fiscal quarter ending on the date of measurement.

         (d) MINIMUM EBITDA. The Borrower shall maintain "Minimum EBITDA" in an amount equal to or greater than the quarterly amounts set forth below.

                  QUARTER ENDED                               AMOUNT
                  -------------                               ------
                  March 31, 2000                          $  (5,798,000)
                  June 30, 2000                              (6,394,000)
                  September 30, 2000                          2,000,000
                  December 31, 2000                           3,592,000
                  March 31, 2001                              3,675,000
                  June 30, 2001                               6,045,000
                  September 30, 2001                          8,441,000
                  December 31, 2001                          10,753,000
                  March 31, 2002                             11,046,000
                  June 30, 2002                              13,255,000
                  September 30, 2002                         13,807,000
                  December 31, 2002                          17,121,000
                  March 31, 2003                             15,275,000
                  June 30, 2003                              16,673,000
                  September 30, 2003                         17,438,000
                  December 31, 2003                          19,050,000
                  March 31, 2004                             18,635,000
                  June 30, 2004                              20,340,000
                  September 30, 2004                         21,274,000
                  December 31, 2004                          23,240,000

         The term "Minimum EBITDA" shall mean the Borrower's EBITDA for the fiscal quarter ending on the date of measurement. The term "EBITDA" shall mean, for any fiscal period, the Borrower's actual operating earnings from ongoing operations and before interest, taxes, depreciation and amortization for the fiscal period.